Exhibit 10.11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION COPY

SECOND AMENDMENT

TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT (the “Second Amendment”) is made and effective as of March 28, 2013 (the “Second Amendment Effective Date”), by and between Symphony Evolution, Inc., a Delaware corporation (“Symphony”) and Kadmon Corporation, LLC (f/k/a Kadmon Pharmaceuticals, LLC), a Delaware limited liability company (“Licensee”) (each of Symphony and Licensee being a “Party,” and collectively, the “Parties”).

BACKGROUND

A.            WHEREAS, Symphony and Licensee have entered into that certain First Amended And Restated License Agreement, dated as of September 6, 2011 as amended by that certain First Amendment to First Amended and Restated License Agreement, dated as of December 11, 2012 (collectively, the “Agreement”);

B.            WHEREAS, prior to the Second Amendment Effective Date, Licensee informed Symphony that it would prefer to defer the payment of *** required to be made on or before March 31, 2013 pursuant to Section 7.2.2.1 of the Agreement, and

C.            WHEREAS, as a result, Symphony and Licensee now desire to amend the Agreement as set forth in this Second Amendment;

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein and in the Agreement, the Parties therefore agree as follows:

ARTICLE 1

AMENDMENT OF AGREEMENT

The Parties hereby amend the terms of the Agreement as provided below, effective as of the Second Amendment Effective Date:

1.1          Amendment of Section 7.2.2.1 Section 7.2.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.2.1            Amendment Payments. In addition to any other payment obligation under the Agreement, in consideration for entering into the Second Amendment, Licensee shall pay Symphony a non-refundable payment of *** on or before June 14, 2013.

ARTICLE 2

MISCELLANEOUS

2.1          Defined Terms. Capitalized terms used in this Second Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.2          Full Force and Effect. This Second Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. To the extent that the Agreement is explicitly amended by this Second Amendment, the terms of this Second Amendment will control where the terms of the Agreement are contrary to or conflict with the term of this Second Amendment. The Agreement, as amended by this Second Amendment, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement shall, together with this Second Amendment, be read and construed as a single instrument.

2.3          Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Second Amendment.

2.4          Counterparts. This Second Amendment may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

SIGNATURES FOLLOW ON NEXT PAGE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

/s/ Steven N. Gordon
Name:	Steven N. Gordon
Title:	Executive Vice President and
General Counsel

SYMPHONY EVOLUTION, INC.

/s/ Jeffrey S. Edelman
Name:	Jeffrey S. Edelman
Title:	Director

(Signature Page to Second Amendment to First Amended and Restated License Agreement)